Short-term Investments	12 Months Ended
Dec. 31, 2017
Cash and Cash Equivalents [Abstract]
Short-term Investments

4. Short-term investments

Short-term investments consists of wealth management products issued by China Merchants Bank and China CITIC Bank which are redeemable by the Company at any time. The wealth management products are primarily invested in debt securities issued by the PRC government, corporate debt securities and central bank bills. The Company valued the short-term investments based on the quoted subscription/redemption price published by China Merchants Bank and China CITIC Bank. As of December 31, 2016 and 2017, the net adjustment to unrealized holding gains/losses on short-term investments is nil, respectively.